CONVERGENCE MARKET NEUTRAL FUND Trading Symbol: Institutional Class (CPMNX)

Summary Prospectus

December 28, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www.investcip.com/solutions/marketneutral .  You may also obtain this information at no cost by calling 877-677-9414 or by sending an email to info@montageinvestments.com.  The Fund’s prospectus and statement of additional information, both dated December 28, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Convergence Market Neutral Fund (the “Fund” or “Market Neutral Fund”) is to seek positive absolute returns.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)
Dividends and Interest on Short Positions	1.19%
Remainder of Other Expenses	0.58%
Total Annual Fund Operating Expenses	2.77%
Less: Fee Waiver/Expense Reimbursement(2)	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	2.69%

(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.

(2)
Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Convergence Investment Partners, LLC (the “Adviser”), and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, taxes, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expenses or short positions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) for the Fund does not exceed 1.50% of the Fund’s average net assets through at least December 31, 2018, and subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”).  The operating expense limitation agreement may be terminated only by, or with the consent of, the Board of Trustees.  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$153	$474

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs and potentially higher taxes, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by establishing long and short positions in equity securities of domestic and foreign companies that are deemed to be attractive (and likely to increase in price), or unattractive (and likely to decrease in price).  The Fund is designed to be “market neutral,” targeting a portfolio designed to generate positive absolute returns with low correlation to the U.S. equity market over a normal business cycle.  The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities it expects to underperform the market.

The Adviser constructs the portfolio as an actively managed equity strategy that adapts to ever changing market dynamics through a market cycle.  The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 0 to 20%.  Under normal market conditions, the Fund’s long positions may range from 70% to 125% and its short positions may range from 60% to 100%

In making investment decisions for the Fund, the Adviser utilizes a bottom-up approach that focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness (and unattractiveness) of the companies’ stocks.  Using a proprietary model, the Adviser first employs a quantitative method of analysis based on four broad categories: growth; valuation; behavioral; and risk.  The Adviser seeks to maximize return while minimizing the risk assumed by the Fund by utilizing a dynamic model that actively measures the characteristics of stocks that the market is rewarding or punishing over the market cycle.  The model then changes the relative weight assigned to each characteristic within the model before evaluating the relative attractiveness of the security for inclusion.  The Adviser makes decisions to buy and sell securities according to this model.  The Adviser expects the Fund’s active trading of portfolio securities may result in a portfolio turnover rate in excess of 100% on an annual basis.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•
Management Risk.  Investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size.
•	General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•
Market Neutral Style Risk.  During a “bull” market, when most equity securities and long-only mutual funds are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and many other mutual funds.

•
Foreign Securities Risk.  Investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  Income earned on foreign securities may be subject to foreign withholding taxes.  In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  These risks may be greater in emerging markets and in less developed countries.

•
Large-Capitalization Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Medium-Capitalization Company Risk.  Medium-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, mid-cap stocks may be more volatile than those of larger companies.

•
Short Sales Risk.  The value of a security sold short may increase prior to the scheduled delivery date, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

•
High Portfolio Turnover Rate Risk.  The Fund may have a relatively high turnover rate compared to many mutual funds.  A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns.  Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.  This could result in a higher tax liability and may lower an investor’s after-tax return.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown in this Prospectus.  Updated performance information will be available on the Fund’s website at www.investcip.com or by calling the Fund toll-free at 877-677-9414.

Management
Investment Adviser
Convergence Investment Partners, LLC is the Fund’s investment adviser.

Portfolio Manager
David J. Abitz, CFA, Chief Investment Officer, Partner and Director of the Adviser, has served as a portfolio manager for the Fund since the Fund commenced operations in December 2015.

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail (Convergence Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), by wire transfer or by telephone at 877-677-9414.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial amount of investment in the Fund is $100,000.  Subsequent investments may be made with a minimum investment amount of $5,000.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.